UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Enviri II Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43207	41-2897233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square
100-120 North 18th Street, 17th Floor,
Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(267) 857-8715

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NVRI WI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 20, 2025, Enviri Corporation, a Delaware corporation (“Enviri”), entered into definitive agreements with Veolia Environnement S.A., a French société anonyme (“Veolia”), for the sale of Enviri’s “Clean Earth” business (the “Clean Earth Business”) and the distribution of Enviri’s “Harsco Environmental” and “Rail” businesses (the “New Enviri Business”), including (i) an Agreement and Plan of Merger, dated as of November 20, 2025 (the “Merger Agreement”), by and among Enviri, CLEH, Inc., a Delaware corporation and, prior to the Holding Company Merger (defined below), a direct wholly owned subsidiary of Enviri (“CLEH”), Enviri LLC, a Delaware limited liability company and, prior to the Reorganization (defined below), a direct wholly owned subsidiary of CLEH (“Enviri LLC”), Veolia and Liberty Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Veolia (“Merger Sub”), and (ii) a Separation Agreement, dated as of November 20, 2025 (the “Separation Agreement”), by and among Enviri, CLEH, Veolia and Enviri II Corporation, a Delaware corporation and, prior to the Holding Company Merger, a direct wholly owned subsidiary of Enviri (“New Enviri”).

This Current Report on Form 8-K is being filed in connection with the completion of the spin-off of New Enviri contemplated by the Separation Agreement.

On June 1, 2026, pursuant to the terms of the Separation Agreement, the following series of transactions occurred:

•

Pursuant to Section 251(g) of the Delaware General Corporation Law, Enviri merged with and into Enviri LLC, with Enviri LLC being the surviving entity of such merger, and each outstanding share of common stock, par value $1.25 per share, of Enviri (“Enviri Common Stock”) was exchanged for one share of common stock, par value $1.25 per share, of CLEH (“CLEH Common Stock”) (the “Holding Company Merger”);

•

CLEH and its subsidiaries, including Enviri LLC and New Enviri, effected a reorganization (the “Reorganization”), resulting in (i) CLEH holding the Clean Earth Business and owning all of the outstanding shares of common stock, par value $0.00001 per share, of New Enviri (“New Enviri Common Stock”), (ii) New Enviri owning all of the equity interests of Enviri LLC, and (iii) Enviri LLC holding the New Enviri Business; and

•

CLEH distributed all of the outstanding shares of New Enviri Common Stock to the stockholders of CLEH (the former stockholders of Enviri), on a pro rata basis (the “Distribution” and, together with the Reorganization, the “Spin-Off”), at a ratio of one share of New Enviri Common Stock for every three shares of CLEH Common Stock held by them immediately after the effective time of the Holding Company Merger.

Immediately following the Spin-Off, Merger Sub merged with and into CLEH, with CLEH surviving as an indirect wholly owned subsidiary of Veolia (the “Merger”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 2.1 to New Enviri’s Registration Statement on Form 10 (File No. 001-43207), originally filed on March 20, 2026, as amended (the “Form 10”), and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

General

Prior to the opening of trading on the New York Stock Exchange (the “NYSE”) on June 1, 2026, the Holding Company Merger and Spin-Off were completed. Holders of record of Enviri Common Stock immediately before the effective time of the Holding Company Merger received in the Holding Company Merger one share of CLEH Common Stock in exchange for each share of Enviri Common Stock held by them, and subsequently received in the Distribution one share of New Enviri Common Stock for every three shares of CLEH Common Stock held by them immediately after the Holding Company Merger.

New Enviri is now a separate, publicly traded company and expects that New Enviri Common Stock will commence trading “regular way” under the name “Enviri Corporation” and symbol “NVRI” on the NYSE on June 2, 2026, which is the next trading day following the date of the Spin-Off.

Transition Services Agreement

On June 1, 2026, New Enviri entered into a transition services agreement (the “Transition Services Agreement”) with CLEH pursuant to which New Enviri will provide certain services to CLEH on an interim, transitional basis. CLEH will pay New Enviri fees for any such services as specified in the Transition Services Agreement. A summary of certain material terms of the Transition Services Agreement can be found in the section entitled “Holding Company Merger, Reorganization and Distribution—The Transition Services Agreement” in New Enviri’s Information Statement (the “Information Statement”), dated May 8, 2026, attached as Exhibit 99.1 to the Current Report on Form 8-K furnished by New Enviri to the SEC on May 11, 2026, which summary is incorporated by reference herein.

The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Senior Secured Credit Facilities

On June 1, 2026, New Enviri entered into a joinder agreement to that certain Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended, modified, extended or restated from time to time, the “Credit Agreement”), by and among Enviri Corporation, the issuing lenders named therein, the lenders party thereto, the other parties party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Agent”).

The Credit Agreement provides for (i) a revolving credit facility in an aggregate principal amount of $152.0 million (such facility, the “Revolving Credit Facility”) and (ii) a term loan B facility in an aggregate principal amount of $370.7 million (such facility, the “Term Loan Facility” and together with the Revolving Credit Facility, the “Senior Credit Facilities”). Following the completion of the Merger, there are no borrowings outstanding under the Revolving Credit Facility and $370.7 million of principal outstanding under the Term Loan Facility.

Borrowings under the Revolving Credit Facility bear interest at a rate per annum ranging from 75 to 125 basis points over the Base Rate or 175 to 225 basis points over Term SOFR (for borrowings in US Dollars), SONIA Rate (for borrowings in Sterling) or the EURIBO Rate (for borrowings in Euro), each as defined in the Credit Agreement. Borrowings under the Term Loan Facility bear interest at a rate per annum of 125 basis points over the Base Rate or 225 basis points over Term SOFR.

The Revolving Credit Facility matures on the earlier of (1) September 5, 2029 and (2) a springing maturity date 91 days prior to the Term Loan Facility maturity date, unless the Term Loan Facility has been refinanced or such maturity date has otherwise been extended to a date at least 91 days after September 5, 2029. The Term Loan Facility matures on March 10, 2028.

The Term Loan Facility requires scheduled quarterly payments, each equal to 0.25% of the original principal amount of the loans under the Term Loan Facility made on March 10, 2021. These payments are reduced by the application of any prepayments, and any remaining balance is due and payable on the maturity of the Term Loan Facility. Any principal amount outstanding under the Revolving Credit Facility is due and payable on the maturity of the Revolving Credit Facility.

The obligations of New Enviri are guaranteed by substantially all of New Enviri’s current and future wholly-owned domestic subsidiaries (the “Guarantors”). All obligations under the Senior Credit Facilities, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of New Enviri’s assets and the assets of the Guarantors.

The Credit Agreement requires certain mandatory prepayments of outstanding loans under the Term Loan Facility, subject to certain exceptions, based on (i) net cash proceeds of certain asset sales and casualty and condemnation events, in some cases subject to reinvestment rights and certain other exceptions, (ii) net cash proceeds of any issuance of debt, excluding permitted debt issuances, and (iii) a percentage of Excess Cash Flow (as defined in the Credit Agreement) during a fiscal year.

The Credit Agreement requires New Enviri to comply with a maximum total net leverage ratio of 3.00:1.00, which ratio is to be increased by 0.50 for a period of one year following the consummation of certain significant acquisitions. In addition, the Credit Agreement requires New Enviri to comply with a minimum interest coverage ratio of 2.50:1.00.

The Credit Agreement contains a number of negative covenants that, among other things and subject to certain exceptions, restrict New Enviri’s ability and the ability of each of its restricted subsidiaries to, incur additional indebtedness or guarantees; incur certain liens; make investments, loans, advances and acquisitions; engage in transactions with affiliates; sell assets, including capital stock of its subsidiaries; make dividends or purchase, redeem or acquire capital stock of New Enviri; and consolidate or merge.

The agent and certain of the lenders providing funding or other services under the Senior Credit Facilities, as well as certain of their affiliates, have, from time to time, provided investment banking and financial advisory services to the Company and/or its affiliates for which they have received customary fees and commissions. Such agent and lenders may provide these services from time to time in the future.

The foregoing description of the Senior Secured Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the full text of the conformed copy of the Credit Agreement attached as Exhibit A to Amendment No. 17 to the Credit Agreement, dated as of February 23, 2026, which is attached as Exhibit 10.26 to the Form 10 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under the heading “Senior Secured Credit Facilities” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As described above, the Spin-Off was completed on June 1, 2026. Immediately prior to the Holding Company Merger and the Distribution, New Enviri was a wholly owned subsidiary of Enviri and CLEH, respectively. In connection with the Spin-Off, CLEH distributed 28,103,750 shares of New Enviri Common Stock to its stockholders (the former stockholders of Enviri).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Omnibus Incentive Plan

In connection with the Spin-Off, New Enviri adopted the Enviri II Corporation 2026 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), effective as of May 28, 2026, pursuant to which New Enviri may grant awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, cash awards and other equity-based awards (each as defined in the Omnibus Incentive Plan). New Enviri’s chief executive officer, chief financial officer and other executive officers are or may become eligible to participate in the Omnibus Incentive Plan. A summary of certain material terms of the Omnibus Incentive Plan can be found in the section entitled “Executive Compensation—Anticipated Compensation Program Following the Spin-Off—Omnibus Incentive Plan” in the Information Statement, which summary is incorporated by reference herein.

The foregoing description of the Omnibus Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which is attached as Exhibit 10.21 to the Form 10 and is incorporated by reference herein.

Indemnification Agreements

On June 1, 2026, each director and executive officer of New Enviri entered into an indemnification agreement with New Enviri, which provides for indemnification and advancement of expenses under certain circumstances. The description of the indemnification agreement is intended to provide a general description only and is qualified in its entirety by reference to the full text of New Enviri’s form of indemnification agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Spin-Off, New Enviri filed a certificate of amendment of its Certificate of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Delaware on May 29, 2026, which became effective as of the time of filing. The Split Amendment increased the number of authorized shares of New Enviri Common Stock and effected a stock split of the then-outstanding shares of New Enviri Common Stock.

On May 29, 2026, after filing the Split Amendment, New Enviri filed an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which became effective as of the time of filing. New Enviri also amended and restated its Bylaws (the “Amended and Restated Bylaws”), effective as of May 29, 2026. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Our Capital Stock” in the Information Statement, which description is incorporated by reference herein.

Following the completion of the Spin-Off, New Enviri filed a certificate of amendment of the Amended and Restated Certificate of Incorporation (the “Name Change Amendment”) with the Secretary of State of the State of Delaware on June 1, 2026, which will become effective at 7:30 a.m., Eastern time, on June 2, 2026. Upon its effectiveness, the Name Change Amendment will change the name of New Enviri from “Enviri II Corporation” to “Enviri Corporation.”

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Split Amendment, the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the Name Change Amendment, respectively, which are attached hereto as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated by reference herein.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Spin-Off, the Board adopted the Code of Conduct, a copy of which is available on New Enviri’s website at www.enviri.com. The information on New Enviri’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On June 1, 2026, New Enviri issued a press release announcing the completion of the Spin-Off and the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation of Enviri II Corporation, dated as of May 29, 2026.

3.2	Amended and Restated Certificate of Incorporation of Enviri II Corporation.

3.3	Amended and Restated Bylaws of Enviri II Corporation.

3.4	Certificate of Amendment of the Certificate of Incorporation of Enviri II Corporation, dated as of June 1, 2026.

10.1	Transition Services Agreement, dated as of June 1, 2026, between CLEH, Inc. and Enviri II Corporation.

10.2	Joinder Agreement, dated as of June 1, 2026, between Enviri II Corporation and Bank of America, N.A., as administrative agent and collateral agent.

10.3	Form of Indemnification Agreement.†

99.1	Press Release of Enviri II Corporation, dated June 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviri II Corporation

Date: June 1, 2026	By:	/s/ Samuel C. Fenice
Name: Samuel C. Fenice
Title: Vice President and Corporate Controller